UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2022
SPECTRUM PHARMACEUTICALS INC
(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 South Eastern Avenue	Suite 220	Henderson	Nevada	89052
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (702) 835-6300
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPPI	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Spectrum Pharmaceuticals, Inc. (the “Company”) held on June 21, 2022 (the “Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan”), to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 18,000,000, from 18,000,000 shares to 36,000,000 shares, plus any shares of the Company’s common stock that become eligible for issuance under the 2018 Plan because of forfeited awards under the Company’s 2009 Incentive Award Plan, and to extend the termination date of the 2018 Plan from June 18, 2030 to January 26, 2032. The material terms of the 2018 Plan are summarized in the Company’s Proxy Statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on April 27, 2022 (the “Proxy Statement”). A copy of the 2018 Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting at the Company’s research and development East office located at 2 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02110. As of the close of business on April 25, 2022, the record date for the Annual Meeting, a total of 179,257,485 shares were outstanding and entitled to vote, of which a total of 101,771,066 shares were present in person or by proxy at the Annual Meeting, constituting a quorum for the conduct of business thereat.

The following sets forth detailed information regarding the voting results at the Annual Meeting for each of the matters voted upon by the stockholders. These matters are described in more detail in the Proxy Statement.

Proposal No. 1:
The Company’s stockholders elected each of the six nominees named below to serve on the Board of Directors of the Company for a one-year term expiring at the annual meeting of stockholders in 2023 and until their respective successors are duly elected and qualified, or until their earlier resignation or removal.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
William L. Ashton	64,388,175	5,000,999	340,647	32,041,245
Brittany K. Bradrick	65,299,992	4,045,297	384,532	32,041,245
Seth H.Z. Fischer	61,153,774	8,195,858	380,189	32,041,245
Juhyun Lim	64,400,566	4,951,235	378,020	32,041,245
Thomas J. Riga	65,140,731	4,134,182	454,908	32,041,245
Jeffrey L. Vacirca, M.D.	64,278,891	5,095,463	355,467	32,041,245

Proposal No. 2:
The Company’s stockholders approved by advisory vote the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,336,099	5,934,207	459,515	32,041,245

Proposal No. 3:
The Company’s stockholders approved the proposed Amended and Restated Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,108,740	6,215,120	405,961	32,041,245
Proposal No. 4:
The Company’s stockholders ratified the selection of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,912,930	2,325,050	533,086	0

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.    Description

10.1        Amended and Restated Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan.
104        Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language
(iXBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date:	June 23, 2022	By:	/s/ Keith M. McGahan
Keith M. McGahan Executive Vice President, Chief Legal Officer and Secretary